Exhibit 10.3

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is made as of October 13, 2023, by and among Ault & Company, Inc., a Delaware corporation, having an address at 11411 Southern Highlands Pkwy, #240, Las Vegas, Nevada 89141 (“Subordinated Lender”), Ault Alliance, Inc., a Delaware corporation (f/k/a BitNile Holdings, Inc.) (the “Parent”), Third Avenue Apartments LLC, a Delaware limited liability company (the “Florida Property Owner”), Alliance Cloud Services, LLC, a Delaware limited liability company (the “Michigan Property Owner”), Sentinum, Inc., a Nevada corporation (f/k/a BitNile, Inc.) (“Sentinum”), Ault Aviation, LLC, a Nevada limited liability company (“Aviation”), Ault Lending, LLC, a California limited liability company (“Ault Lending”), BNI Montana LLC, a Delaware limited liability company (“BNI Montana”, and collectively with the Parent, the Florida Property Owner, the Michigan Property Owner, Sentinum, Aviation and Ault Lending, the “Obligor” and each reference to “Obligor” herein shall mean each of them collectively and individually) and JGB Collateral, LLC, a Delaware limited liability company, having an address at 21 Charles Street, Westport, CT 06880, in its capacity as collateral agent (“Agent”) for the Senior Lenders (as defined below).

Recitals

A.       The Obligor has obtained certain loans or other credit accommodations from the Senior Lenders or is otherwise indebted to the Senior Lenders (which loans, credit accommodations and debts are or may be from time to time be secured by assets and property of the Obligor, including (A) the real property commonly known as 415 E. Prairie Ronde St., & 404 Louise Ave., Dowagiac, MI 49047 (the “Michigan Property”) and (B) the real property located in St. Petersburg, Florida with parcel #s 19-31-17-21006-000-0010, 19-31-17-21006-000-0030, 19-31-17-21006-000-0040, 19-31-17-21006-000-0060 and 19-31-17-21006-000-0080 (the “Florida Property” and collectively with the Michigan Property, the “Property”)) pursuant to the terms of: (i) the Loan and Guaranty Agreement (the “Loan Agreement” and capitalized terms used herein but not defined herein shall have the respective meanings give such terms in the Loan Agreement), dated as of November 7, 2022 as amended by the First Amendment and Joinder dated July 19, 2023, by and among (1) the Obligor, as a borrower, (2) the other loan parties thereto, (3) JGB Capital, LP, JGB Partners, LP and JGB (Cayman) Buckeye Ltd., as lenders (collectively, the “Senior Lenders”), and (4) the Agent; (ii) the Future Advance Mortgage, dated as of November 7, 2022 as amended on July 19, 2023, by the Michigan Property Owner in favor of the Agent; (iii) the Mortgage and Security Agreement, dated as of November 7, 2022 as amended on July 19, 2023, by the Florida Property Owner in favor of the Agent; (iv) the Aircraft Mortgage and Security Agreement, dated as of November 7, 2022, between Aviation and the Agent; (v) the Security Agreement, dated as of November 7, 2022, between Sentinum and the Agent, as amended by the First Amendment and Joinder dated July 19, 2023; (vi) the Pledge Agreements, each dated as of November 7, 2022, by Parent, Sentinum and Ault Global Real Estate Equities, Inc. in favor of the Agent; (vii) Deposit Account Control Agreement, dated as of December 5, 2022, by and among Michigan Property Owner, Agent and First National Bank Alaska; (viii) Amended and Restated Deposit Account Control Agreement, dated as of January 31, 2023, by and among Parent, Agent and First National Bank Alaska; (ix) the amended and restated secured promissory note, dated as of July 19, 2023 by the Obligors to the Senior Lenders; (x) the Pledge Agreement, dated as of July 19, 2023, by Parent and Circle 8 HoldCo LLC in favor of the Agent; (xi) the Security Agreement, dated as of July 19, 2023, between BNI Montana and the Agent; (xii) Deposit Account Control Agreement, dated as of August 7, 2023, by and among Ault Lending, Agent and First National Bank Alaska; (xiii) Deposit Account Control Agreement, dated as of August 7, 2023, by and among Parent, Agent and First National Bank Alaska; and (xiv) each other loan document executed by an Obligor in favor or for the benefit of the Senior Lenders and/or the Agent (the agreements described in clauses (i) through (xiv), the “Senior Loan Documents”).

B.       Subordinated Lender has extended loans or other credit accommodations to the Parent and the Obligor or the Obligor is otherwise indebted to the Subordinated Lender pursuant to one more promissory notes, loan agreements, evidences of indebtedness and security instruments, including, without limitation the (i) note purchase agreement, (ii) 10% senior secured convertible promissory note due October 12, 2028 and (iii) security agreement, each dated October 13, 2023 (collectively with such other promissory notes, loan agreements, evidences of indebtedness and other security instruments, the “Subordinated Loan Documents”).

C.       Subordinated Lender is willing to subordinate: (i) all of the Obligor’s indebtedness and obligations to Subordinated Lender pursuant to the Subordinated Loan Documents, including, without limitation, all interest, premium payments, make-wholes and other obligations and Liabilities arising thereunder whatsoever, whether presently existing or arising in the future (the “Subordinated Debt”) to all of the Obligor’s indebtedness and obligations under the Senior Loan Documents, including, without limitation, all interest, premium payments, make-wholes and other obligations and liabilities whatsoever, to the Senior Lenders; and (ii) all of Subordinated Lender’s security interests, if any, in the Property, to all of the Senior Lenders’ security interests in the Property.

NOW, THEREFORE, THE PARTIES AGREE, FOR GOOD AND ADEQUATE CONSIDERATION, AS FOLLOWS:

1.       Subordinated Lender hereby subordinates any security interest and/or lien that Subordinated Lender (the “Junior Liens”) may have in the Property or any other real or personal property or other assets of the Obligor identified in the Senior Loan Documents or otherwise (collectively, the “Collateral”) to the security interest and/or liens that Senior Lenders and the Agent now or hereafter after acquires in the Collateral (the “Senior Liens”). Notwithstanding the respective dates of attachment or perfection of the Junior Liens and the Senior Liens, the Senior Liens shall at all times be prior and senior to the Junior Liens. The legal description and tax numbers of the Michigan Property are set forth on Exhibit A attached hereto and the legal description of the Florida Property is set forth on Exhibit B hereto.

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2.       All Subordinated Debt is subordinated in right of payment to all obligations of the Obligor to the Senior Lenders and the Agent, now existing or hereafter arising, under the Senior Loan Documents together with all costs of collecting such obligations, including, without limitation, all accrued and unpaid interest, original issue discount, all premium payments, make-whole payments, exit charges, interest accruing after the commencement by or against the Obligor of any bankruptcy, reorganization or similar proceeding, attorneys’ fees, reimbursement obligations, and all other obligations and liabilities of the Obligor arising under the Senior Loan Documents (the “Senior Debt”).

3.       Subordinated Lender will not demand or receive from the Obligor (and Obligor will not pay to Subordinated Lender) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, whether in cash or in kind, nor will Subordinated Lender exercise any remedy with respect to the Subordinated Debt or the Junior Liens, nor will Subordinated Lender commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Obligor, for so long as any portion of the Senior Debt remains outstanding. For the avoidance of doubt, Subordinated Lender shall not exercise any remedy under or otherwise seek to enforce any term or provision of the Subordinated Loan Documents for so long as any portion of the Senior Debt remains outstanding.

4.       Subordinated Lender shall promptly deliver to the Senior Lenders in the form received (except for endorsement or assignment by Subordinated Lender where required by the Senior Lenders) for application to the Senior Debt any payment, distribution, security or proceeds received by Subordinated Lender with respect to the Subordinated Debt other than in accordance with this Agreement.

5.       In the event of the Obligor’s bankruptcy, insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and the Senior Lenders’ claims against the Obligor shall be paid in full before any payment is made to the Subordinated Lender.

6.       Senior Lenders and the Agent shall have the exclusive right to enforce rights, exercise remedies in respect of the Senior Debt and the Senior Liens (including set-off and the right to credit bid the Senior Debt) and make determinations regarding the release, disposition, or restrictions with respect to any Collateral for the Senior Debt, including the Property without any notice to, consultation with or consent of the Subordinated Lender. Subordinated Lender will, in connection with the Senior Lenders’ and Agent’s exercise of their rights and remedies under the Senior Loan Documents, immediately, upon the written request of Senior Lenders, release any Junior Lien in any Collateral, including the Property. Senior Lenders may enforce the provisions of the Senior Loan Documents and exercise remedies thereunder in such order and in such manner as it may determine in its sole discretion and such exercise and enforcement shall include the rights to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction, of a secured creditor under Title 11 of the United States Code (the “Bankruptcy Code”) and under other applicable law.

7.       Subordinated Lender will not object to the forbearance by Senior Lenders from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to all or any part of the Collateral, including the Property.

8.       Subordinated Lender agrees that it will not support or vote in favor of any plan of reorganization in any bankruptcy, insolvency or similar proceeding unless such plan either (x) results in the Senior Debt being paid in full in cash on the effective date of such plan, (y) is accepted by the class of holders of the Senior Debt voting thereon and is supported by the Senior Lenders or (z) incorporates this Agreement by reference and continues the rights and priorities of the Senior Lenders and Subordinated Lender after the effective date of such plan.

9.       For so long as any of the Senior Debt remains unpaid, Subordinated Lender irrevocably appoints Agent as Subordinated Lender’s attorney-in-fact, and grants to Agent a power of attorney with full power of substitution, in the name of Subordinated Lender or in the name of the Agent, for the use and benefit of the Senior Lenders, without notice to Subordinated Lender, to perform at Agent’s option the following acts in any bankruptcy, insolvency or similar proceeding involving the Obligor:

(i)       To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Subordinated Lender if Subordinated Lender does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Agent elects, in its sole discretion, to file such claim or claims; and

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(ii)       To accept or reject any plan of reorganization or arrangement on behalf of Subordinated Lender and to otherwise vote Subordinated Lender’s claims in respect of any Subordinated Debt in any manner that the Agent deems appropriate for the enforcement of its rights hereunder.

10.       In the event of the Obligor’s bankruptcy, insolvency, reorganization or any case or proceeding, arrangement or transaction under any federal or state bankruptcy or insolvency law or similar laws or proceedings involving the Obligor, for so long as any of the Senior Debt remains unpaid, if the Senior Lenders shall seek to provide the Obligor with any financing under Section 364 of the Bankruptcy Code, or the Senior Lenders support or consent to such financing provided by a third party, or consents to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing” or “Cash Collateral Use”), with such DIP Financing or Cash Collateral Use to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign laws relating to the relief of debtors) would be Collateral), then Subordinated Lender agrees that it will not raise any objection and will not support, directly or indirectly, any objection to such DIP Financing or Cash Collateral Use nor object to the liens or claims granted in connection therewith on any grounds, including a failure to provide “adequate protection” for the liens, if any, securing any Subordinated Debt (and will not request any adequate protection as a result of such DIP Financing or Cash Collateral Use, and will not support any debtor-in-possession financing or Cash Collateral Use which would compete with such DIP Financing or Cash Collateral Use which is provided to or consented to by the Senior Lenders). In addition, Subordinated Lender agrees that it will not provide nor seek to provide or support any debtor-in-possession financing without the prior written consent of the Senior Lenders and the Agent.

11.       No amendment of the Subordinated Loan Documents shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the Junior Liens. In addition, such instruments shall not be amended in any manner adverse to the Senior Lenders without the prior written consent of the Senior Lenders. For the avoidance of doubt, any amendment that increases the principal amount of the Subordinated Debt, increases the rate of interest payable thereon, advances the maturity date of the Subordinated Date to a date that is earlier than the current maturity date thereof, or imposes more burdensome conditions on the Obligor shall be deemed adverse to the Senior Lenders.

12.       This Agreement shall remain effective for so long as any Senior Lender has any obligation to make credit extensions to the Obligor or the Obligor owes any amounts to any Senior Lender or the Agent on account of the Senior Debt or the Senior Liens. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by the Senior Lenders for any reason (including, without limitation, the bankruptcy of the Obligor), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Subordinated Lender shall immediately pay over to the Senior Lenders all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Subordinated Lender, the Senior Lenders may take such actions with respect to the Senior Debt as the Senior Lenders in their sole discretion, may deem appropriate, including, without limitation, terminating advances to the Obligor, increasing the principal amount (which may include any DIP Financing), extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any Collateral (including the Property), and enforcing or failing to enforce any rights against the Obligor or any other person. No such action or inaction shall impair or otherwise affect the Senior Lenders’ or the Agent’s rights hereunder.

13.       This Agreement shall bind any successors or assignees of a Subordinated Lender and shall benefit any successors or assigns of the Senior Lenders and/or the Agent. This Agreement is solely for the benefit of Subordinated Lender, the Senior Lenders and the Agent and not for the benefit of the Obligor or any other party. Subordinated Lender has not assigned or transferred any of the Subordinated Debt, any interest therein or any collateral or security pertaining thereto and will not assign or transfer the same to any person unless such transferee has entered into a subordination agreement in respect of the Subordinated Debt in form and substance reasonably satisfactory to Senior Lenders and the Agent.

14.       Subordinated Lender hereby waives the right to assert any claim or cause of action to avoid any transfer to the Senior Lenders contemplated by and made pursuant to the Senior Loan Documents that may exist by virtue of any federal or state statute providing for such avoidance.

15.       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

16.       This Agreement was negotiated in the State of New York, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects, including matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America.

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17.       This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Subordinated Lender is not relying on any representations by the Senior Lenders or the Obligor in entering into this Agreement, and Subordinated Lender has kept and will continue to keep itself fully apprised of the financial and other condition of the Obligor. This Agreement may be amended only by written instrument signed by Subordinated Lender, the Senior Lenders and the Agent. The Subordinated Lender has reviewed and is familiar with the of the Senior Loan Documents.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“Senior Lenders”

JGB CAPITAL, LP

By:
Name:	Brett Cohen
Title:	President

JGB PARTNERS, LP

By:
Name:	Brett Cohen
Title:	President

JGB (CAYMAN) BuCKEYE LTD.

By:
Name:	Brett Cohen
Title:	President

AGENT:

JGB COLLATERAL, LLC, as collateral agent

By:
Name:	Brett Cohen
Title:	President

[Senior Lender and Agent Signature Pages to Subordination Agreement]

“OBLIGOR”

AULT ALLIANCE, INC., a Delaware corporation

By:
Name:	William B. Horne
Title:	Chief Executive Officer

THIRD AVENUE APARTMENTS, LLC, a Delaware limited liability company

By: AULT Global Real Estate Equities, Inc., its manager

By:
Name:	Henry Nisser
Title:	President

ALLIANCE CLOUD SERVICES, LLC,
a Delaware limited liability company

By: Alliance Cloud Management, LLC, its manager

By: AC Management, Inc., its managing member

By:
Name:	Jay Looney
Title:	Chief Executive Officer

SENTINUM, INC., a Nevada corporation

By:
Name:	Henry C.W. Nisser
Title:	President

[Obligor’s Signature Page to Subordination Agreement]

AULT AVIATION, LLC, a Nevada limited liability company
By: Ault Alliance, Inc., its managing manager

By:
Name:	Henry C.W. Nisser
Title:	President

AULT LENDING, LLC, a California limited liability company

By:
Name:	David J. Katzoff
Title:	Manager

BNI MONTANA, LLC, a Delaware limited liability company
By: Sentinum, Inc., its manager

By:
Name:	Henry C.W. Nisser
Title:	President

[Obligor’s Signature Page to Subordination Agreement]

“Subordinated Lender”

AULT & COMPANY, INC.

By:
Name:	Milton C. Ault
Title:	Chief Executive Officer

[Subordinated Lender Signature Page to Subordination Agreement]

EXHIBIT A

Michigan Property

Legal Description:

Land Situated in the State of Michigan, County of Cass, City of Dowagiac.

Parcel 1

That part of the Northwest fractional 1/4 and that part of the Northeast 1/4 of fractional Section 31, Township 5 South, Range 15 West, described as: Beginning at the Southeast corner of Lot 9, Dr. McMaster's Addition to the City of Dowagiac, according to the recorded plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records; said beginning point being 414.80 feet West of and 66.00 feet North of the center of said Section 31; thence South 35 degrees 52 minutes 38 seconds West, 40.73 feet to the North line of Prairie Ronde Boulevard (formerly Boulevard Street); thence West on said North line, 186.57 feet to the East line of Louise Avenue; thence North 00 degrees 39 minutes 27 seconds West (deeded North 00 degrees 53 minutes 00 seconds West) on said East line, 918.86 feet to the South line of an alley; thence East on the South line of said alley, 132.00 feet; thence North 00 degrees 39 minutes 27 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 208.00 feet to the South line of Lot 104 of said Addition; thence West on the South line of Lots 104 and 103 of said Addition, 132.00 feet; thence North 00 degrees 39 minutes 27 seconds West (deeded North 00 degrees 53 minutes 00 seconds West) on the East line of Louise Avenue, 194.00 feet to the North line of Columbus Street of said Addition; thence West 8.04 feet to a point being 24.75 feet East of the West line of the East 1/2 of the East 1/2 of the Northwest fractional 1/4 of said Section; thence North 00 degrees 33 minutes 12 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 75.00 feet; thence East 140.26 feet; thence North 00 degrees 33 minutes 12 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 90.00 feet; thence West 140.26 feet; thence North 00 degrees 33 minutes 12 seconds West, (deeded North 00 degrees 53 minutes 00 seconds West) 783.79 feet to the North line of the South 1/2 of the Northeast 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 31; thence South 89 degrees 55 minutes 28 seconds East, on said North line, 627.11 feet (deeded South 89 degrees 57 minutes 00 seconds East, 633.59 feet) to the North and South 1/4 line of said Section 31; thence South 00 degrees 45 minutes 32 seconds East on said North and South 1/4 line, 675.18 feet (deeded South 00 degrees 53 minutes 00 seconds East, 676.26 feet); thence South 54 degrees 26 minutes 25 seconds East, 595.92 feet (deeded South 54 degrees 37 minutes 00 seconds East, 596.45 feet) to the Westerly line of West Railroad Street; thence South 35 degrees 52 minutes 38 seconds West on said Westerly line, 1,498.23 feet (deeded South 35 degrees 44 minutes 00 seconds West, 1,496.47 feet) to the Point of Beginning.

The above-described land includes Lots 9, 10, 19 to 23, inclusive, 36 to 39, inclusive, Dr. McMaster's Addition to the City of Dowagiac, according to the recorded plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records. ALSO Lots 52 to 63, inclusive, Lots 72 to 78, inclusive, Lots 89 to 94, inclusive, Lots 103 to 112, inclusive, Dr. McMaster's Second Addition to the City of Dowagiac, according to the recorded plat thereof, as recorded in Liber 1 of Plats, Page 32, Cass County Records. ALSO INCLUDING, the vacated streets in said Additions lying East of Louise Avenue, and the vacated alley lying between Lots 73 and 78 of said Second Addition.

APN/Parcel ID: 14-160-200-664-00

Address: 415 East Prairie Ronde Street (Provided for Reference Only)

Parcel 2

Beginning at a point 108.00 feet North of the intersection of the centerline of Columbus Street and the centerline of Louise Avenue in the City of Dowagiac, in the Northwest 1/4 of Section 31, Township 5 South, Range 15 West; thence North on the centerline of Louise Avenue extended, 90.00 feet; thence South 89 degrees 14 minutes 00 seconds East parallel to Columbus Street, 165.00 feet; thence South 90.00 feet; thence North 89 degrees 14 minutes 00 seconds West, 165.00 feet to the Place of Beginning, EXCEPT the West 24.75 feet thereof.

APN/Parcel ID: 14-160-200-126-40

Address: 404 Louise Avenue (Provided for Reference Only)

[Legal Description]

Combined Surveyed Legal

That part of the North 1/2 of Section 31, Township 5 South, Range 15 West, City of Dowagiac, described land includes Lots 9, 10, 19 to 23, inclusive, Lots 36 to 39, inclusive, of Dr. McMaster's Addition, according to the plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records, AND ALSO Lots 52 to 63, inclusive, Lots 72 to 78, inclusive, Lots 89 to 94, inclusive, Lots 103 to 112, inclusive, of Dr. McMaster's Second Addition, according to the plat thereof, as recorded in Liber 1 of Plats, Page 32, Cass County Records, ALSO INCLUDING the vacated streets in said Additions lying East of Louise Avenue, and the vacated alley lying between Lots 73 and 78 of said Second Addition, more particularly described as: Beginning at the Southeast corner of Lot 9, Dr. McMaster's Addition to the City of Dowagiac, according to the plat thereof, as recorded in Liber 1 of Plats, Page 26, Cass County Records; said beginning point being 414.82 feet West of and 66.00 feet North of the center of said Section 31; thence along the Northwesterly boundary of West Railroad Street, South 35 degrees 54 minutes 52 seconds West 40.80 feet to a chiseled X found on the North line of Prairie Ronde Street; thence West on said North line 186.48 feet to a bar and cap (54431) set on the East line of Louise Avenue; thence North 00 degrees 39 minutes 27 seconds West on said East line 918.86 feet to a found MAG nail on the South line of a vacated alley; thence South 89 degrees 46 minutes 37 seconds East on the South line of said vacated alley 132.26 feet to a found MAG nail; thence North 00 degrees 41 minutes 13 seconds West 208.00 feet to a concrete monument found on the South line of Lot 104 of said Second Addition; thence North 89 degrees 33 minutes 08 seconds West on the South line of Lots 104 and 103 of said Second Addition 132.10 feet to a found concrete monument; thence North 00 degrees 40 minutes 37 seconds West on the East line of Louise Avenue 193.53 feet to a bar and cap (38117) on the North line of Columbus Street of said Second Addition; thence West 8.04 feet to a bar and cap (38117) found on the East line of Louise Avenue; thence North 00 degrees 31 minutes 32 seconds West 948.71 feet on the East line of Louise Avenue to the North line of the South 1/2 of the Northeast 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 31; thence South 89 degrees 55 minutes 32 seconds East on said North line 627.01 feet to the North and South 1/4 line of said Section 31; thence South 00 degrees 45 minutes 00 seconds East on said North and South 1/4 line 675.86 feet; thence South 54 degrees 23 minutes 41 seconds East 596.23 feet to a concrete monument found on the Westerly line of West Railroad Street; thence South 35 degrees 54 minutes 52 seconds West on said Westerly line 1,497.35 feet to the Point of Beginning.

[Legal Description]

Exhibit B

Florida Property

Legal Description:

Land Situated in the State of Florida, County of Pinellas.

Parcel I:

Lot C, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida, and beginning at the Northwest corner of Lot C, DEVOE'S SUBDIVISION, thence South 16°42' West along the Westerly line of Lot C, a distance of 52.2 feet to the Southwesterly corner thereof, thence West along the Southerly line of Lot C, extended Westerly a distance of 0.5 feet to a point on the East line of Lake Street (now known as 5th Street North); thence Northeasterly along the Easterly line of said Lake Street on a curve to the left, radius 747.5 feet to a point on the South line of Third Avenue North extended Westerly 1.44 feet West of the POINT OF BEGINNING; thence East along the South line of 3rd Avenue North to the Beginning.

Parcel II:

Lots A and B, and the North 1/2 of 10 feet of vacated alley between the South Line of Lots A and B and the North Line of Lots G and H, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida.

Parcel III:

Lots F and G and the South 1/2 of Lot E, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida; TOGETHER WITH a strip of land lying Westerly of and adjacent to the Westerly boundary of said Lot F and the South 1/2 of Lot E, and lying between the Northerly boundary of said South 1/2 of Lot E and the Southerly boundary of said Lot F, extended Westerly to the Easterly boundary of Lake Street (now known as 5th Street North), as established by the Plat of LAKE STREET, as recorded in Plat Book 6, Page 34, of the Public Records of Hillsborough County, Florida, of which Pinellas County was formerly a part; ALSO TOGETHER WITH the South 1/2 of vacated alley lying North of and adjacent to the North boundary of Lot G of said DEVOE'S SUBDIVISION, between the Northerly extension of the East and West lines of said Lot G extended to the center of said vacated alley.

Parcel IV:

Lot H and the South 1/2 of the vacated alley abutting the North boundary of said land and lying between the East and West boundary lines of said Lot extended North to the center of said alley, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida.

Parcel V:

Lot D and the North 1/2 of Lot E, DEVOE'S SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 3, Page 12, of the Public Records of Pinellas County, Florida; TOGETHER WITH a strip of land lying Westerly of and adjacent to the Westerly boundary of said Lot D and said North 1/2 of Lot E, and lying between the Northerly boundary of said Lot D and the Southerly boundary of said North 1/2 of Lot E, extended Westerly to the Easterly boundary of Lake Street (now known as 5th Street North) as established by the Plat of LAKE STREET, as recorded in Plat Book 6, Page 34, of the Public Records of Hillsborough County, Florida, of which Pinellas County was formerly a part.

[Legal Description]